                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549








                                     FORM 8K
                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





                     Date of Report (Date of earliest event
                            reported) - March 13, 2000

                                 THE JPM COMPANY
             (Exact name of registrant as specified in its charter)

      Pennsylvania                   0-27738                       23-1702908
----------------------------         -----------                  -------------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)                 Identification
                                                                  Number


  155 North 15th Street, Lewisburg, Pennsylvania               17837
---------------------------------------------------------     ----------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (570) 524-8225
                                                           --------------


                                      N/A
-------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant
                    Not applicable.

Item 2.           Acquisition or Disposition of Assets
                    Not applicable.

Item 3.           Bankruptcy or Receivership
                    Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                    Not applicable.

Item 5.           Other Events

                    On March 13, 2000, the Company announced that Jack Fitzgibbons was named President and Chief Operating Officer succeeding James P. Mathias. Mr. Mathias will serve as Vice Chairman of the Company and become Director of Corporate Strategy and Product Development.

Item 6.           Resignation of Registrant's Directors
                    Not applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibits

                    99  (i).  News  release   announcing   the  naming  of  Jack
                    Fitzgibbons as the Company's President and Chief Operating Officer.

Item 8.           Change in Fiscal Year
                    Not applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulations
                    Not applicable






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE JPM COMPANY


                                                   /s/ John H. Mathias
                                                   ---------------------
                                                   John H. Mathias
                                                   Chairman and Chief Executive
                                                   Officer

Date:    March 15, 2000